NEWS RELEASE

                                                                        CONTACT:
                                                       Robert L. Montgomery, Jr.
                            Executive Vice President and Chief Financial Officer
                                                   Columbus McKinnon Corporation
                                                                    716-689-5405


       COLUMBUS MCKINNON CORPORATION ANNOUNCES 162% RISE IN FOURTH QUARTER
        EARNINGS PER SHARE AND 42% RISE IN FISCAL 1999 EARNINGS PER SHARE

     Amherst, New York, May 18, 1999 - Columbus McKinnon Corporation (Nasdaq:CMCO), today announced record financial results for its 1999 fourth quarter and fiscal year which ended on March 31, 1999. Net sales for CM's fiscal fourth quarter were a record $178.5 million, a 17.7% increase from net sales of $151.6 million in the same quarter of the prior year. Net income for the fiscal 1999 fourth quarter was $8.7 million, 154.9% above 1998 fourth quarter net income of $3.4 million and 9.6% higher than income before extraordinary charge of $7.9 million in the 1998 fourth quarter. Net income per share for the 1999 fourth quarter was $0.62 per diluted share, a 161.7% increase from $0.24 in the fiscal 1998 quarter and 12.5% greater than income per share before extraordinary charge of $0.55 a year ago.

     For fiscal 1999, net sales were a record $735.4 million, 30.9% higher than $561.8 million in fiscal 1998. Net income for fiscal 1999 rose 41.0% to $27.4 million. Net income per share for fiscal 1999 was $1.92 per diluted share, a 42.3% increase from $1.35 for the prior year and 15.5% greater than income per diluted share before extraordinary charge of $1.66 in fiscal 1998.

     Financial results for the quarter and full year reflect the effect of CM's merger with GL International on March 1, 1999, which resulted in the issuance of 897,114 common shares and options to purchase 154,848 CM common shares to satisfy outstanding GL options. This transaction was accounted for as a pooling of interests, and resulted in a restatement of all financial results as though both companies were combined for all periods presented.


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
     Columbus McKinnon Announces Record Earnings, Page Two

     On a pro forma basis, assuming all acquisitions and divestitures occurred at the beginning of the periods presented, CM's net sales decreased 9.1% to $178.5 million for the 1999 fourth quarter and 0.5% to $732.1 million for fiscal 1999. Pro forma net income rose 131.2% to $8.7 million for the quarter and 37.9% to $27.4 million for the year, while pro forma net income per diluted share increased 137.3% to $0.62 for the quarter and 39.2% to $1.91 for the year.

     Timothy T. Tevens, Columbus McKinnon President and Chief Executive Officer commented, "We're very pleased with CM's fourth quarter and full year results, particularly in the context of a more difficult industrial business environment over the last year for our Products, Solutions-Industrial, and Solutions-Automotive business segments. Our quarterly and annual results reflect strong gains which are indicative of the overall strength and diversity of our business and CM's earnings and cash generating power."

     Tevens continued, "This quarter capped another year of progress in all three of CM's primary strategic focuses--continuing improvement of our core business, international expansion, and growth by acquisition. Core businesses advanced through continuing synergistic integration as strategic supplier relationships helped our results, operating groups accelerated efficiencies for like businesses, and business systems implementations expanded administrative integration. The additions of Raccords Gautier in France and Tigrip/Camlok in England and Germany expanded us internationally; LICO in Kansas City helped create a new material handling Solutions-Automotive segment, and Abell-Howe, GL International, and Washington Equipment Company (completed in April 1999) formed an excellent foundation for CM's new CraneMart strategy."

     Tevens concluded, "Columbus McKinnon enters fiscal year 2000 in a position of considerable strength with a solid and broad product line, leadership in key markets, a growing international presence, high market share, and a track record of successful growth. Five-year compound annual growth rates of 39% for net sales, 49% for EBITDA, 31% for net income, and 59% for cash flow from operating activities demonstrate our long-term effectiveness at profitably building CM into an industry leader. This year is off to a strong start and we look forward to continue building CM as a leading global provider of material handling products and solutions."

                                    --more--

     Columbus McKinnon Announces Record Earnings, Page Three

     In discussing the continued  strength of the Company's cash flow, Robert L.
     Montgomery, Jr., Executive Vice President and Chief Financial Officer, said that cash flow from operating activities was strong at $4.02 per diluted share for the year, up from $2.66 per diluted share last year. He also noted that the Company repaid $36 million of funded debt during the year.

     Columbus McKinnon's Board of Directors also declared a regular quarterly dividend of $.07 per common share, payable on July 1, 1999 to shareholders of record on June 17, 1999.

     Columbus McKinnon  Corporation is a broad-line  designer,  manufacturer and
     supplier  of  sophisticated   material  handling  products  and  integrated
     material  handling  systems that are widely  distributed  to industrial and consumer markets  worldwide.  Those items that reflect the highest sales of
     Columbus  McKinnon's  Products  segment are hoists,  steel welded chain and
     attachments,  and  industrial  components.   Integrated  material  handling
     solutions  are systems that are designed to meet specific  applications  of end users to increase productivity through material handling. Comprehensive
     information  on  Columbus   McKinnon  is  available  on  its  Web  site  at
     http://www.cmworks.com/

     This press release contains "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning future revenue and earnings, involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by the Company and its subsidiaries, conditions affecting the Company's customers and suppliers, competitor responses to the Company's products and services, the overall market acceptance of such products and services and other factors disclosed in the Company's periodic reports filed with the Securities and Exchange Commission.

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Page Four
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

                                                   Columbus McKinnon Corporation
                                                Consolidated Financial Information

                                                                                            THREE MONTHS ENDED   **
                                                                                            -----------------------

                                                                             3/31/99                         3/31/98
                                                                       --------------------        --------------------------------
                                                                       ACTUAL AND PRO FORMA        ACTUAL               PRO FORMA *
                                                                       --------------------        ------               -----------
                                                                           (IN THOUSANDS, EXCEPT PER SHARE AND PERCENTAGE DATA)

Net sales ...................................................             $ 178,477              $ 151,576               $ 196,389
Cost of products sold .......................................               127,758                107,337                 145,197
                                                                          ---------              ---------               ---------
Gross profit ................................................                50,719                 44,239                  51,192
Gross profit margin .........................................                  28.4%                  29.2%                   26.1%
Selling, general and
    administrative expense ..................................                24,685                 20,785                  23,316
                                                                          ---------              ---------               ---------
Income from operations before
    amortization ............................................                26,034                 23,454                  27,876
Amortization ................................................                 4,155                  2,623                   3,714
                                                                          ---------              ---------               ---------
Income from operations ......................................                21,879                 20,831                  24,162
Interest and other expense, net .............................                 7,721                  5,662                   8,401
                                                                          ---------              ---------               ---------
Income before income taxes ..................................                14,158                 15,169                  15,761
Income tax expense ..........................................                 5,465                  7,239                   7,481
                                                                          ---------              ---------               ---------
Income before extraordinary
    charge ..................................................                 8,693                  7,930                   8,280
Extraordinary debt
    extinguishment charge ...................................                  --                   (4,520)                 (4,520)
                                                                          ---------              ---------               ---------
Net income ..................................................             $   8,693              $   3,410               $   3,760
                                                                          =========              =========               =========
Average basic shares outstanding ............................                13,925                 14,294                  14,294
Basic income per share
    Before extraordinary charge .............................             $    0.62              $    0.55               $    0.58
    Net .....................................................             $    0.62              $    0.24               $    0.26
                                                                          =========              =========               =========
Average diluted shares outstanding ..........................                14,075                 14,447                  14,447
Diluted income per share
    Before extraordinary charge .............................             $    0.62              $    0.55               $    0.57
    Net .....................................................             $    0.62              $    0.24               $    0.26
                                                                          =========              =========               =========


*Pro  Forma  assumes  that  the  Abell-Howe,  LICO,  Univeyor  A/S,  and  Camlok acquisitions and Mechanical  Products  divestiture occurred as of April 1, 1997 for comparative purposes instead of actual acquisition dates of August 21, 1998, March 31,  1998,
January  7, 1998,  and  January  29,  1999  respectively,  and divestiture date of August 10, 1998.

** All amounts have been restated to reflect the GL International, Inc. pooling of interests.
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

                                      Columbus McKinnon Corporation
                                   Consolidated Financial Information

                                                                    FISCAL YEAR ENDED    **
                                                                    -----------------------

                                                           3/31/99                           3/31/98
                                                           -------                           -------
                                                    ACTUAL         PRO FORMA*         ACTUAL         PRO FORMA *
                                                  ---------------------------        ---------------------------
                                                       (IN THOUSANDS, EXCEPT PER SHARE AND PERCENTAGE DATA)
Net sales .................................       $ 735,445        $ 732,143        $ 561,823         $ 735,525
Cost of products sold .....................         542,975          540,807          401,669           546,568
                                                  ---------        ---------        ---------       -----------
Gross profit ..............................         192,470          191 336          160,154           188,957
Gross profit margin .......................            26.2%            26.1%            28.5%             25.7%
Selling, general and
    administrative expense ................          91,909           91,225           79,939            91,958
                                                  ---------        ---------        ---------       -----------
Income from operations before
    amortization ..........................         100,561          100,111           80,215            96,999
Amortization ..............................          15,479           15,409           10,297            15,036
                                                  ---------        ---------        ---------       -----------
Income from operations ....................          85,082           84,702           69,918            81,963
Interest and other expense, net ...........          34,358           34,128           23,164            33,936
                                                  ---------        ---------        ---------       -----------
Income before income taxes ................          50,724           50,574           46,754            48,027
Income tax expense ........................          23,288           23,219           22,776            23,673
                                                  ---------        ---------        ---------       -----------
Income before extraordinary
    charge ................................          27,436           27,355           23,978            24,354
Extraordinary debt
    extinguishment charge .................            --               --             (4,520)           (4,520)
                                                  ---------        ---------        ---------       -----------
Net income ................................       $  27,436        $  27,355        $  19,458         $  19,834
                                                  =========        =========        =========       ===========
Average basic shares outstanding ..........          14,137           14,137           14,221            14,221
Basic income per share
    Before extraordinary charge ...........       $    1.94        $    1.93        $    1.69         $    1.71
    Net ...................................       $    1.94        $    1.93        $    1.37         $    1.39
                                                  =========        =========        =========       ===========
Average diluted shares outstanding ........          14,294           14,294           14,427            14,427
Diluted income per share
    Before extraordinary charge ...........       $    1.92        $    1.91        $    1.66         $    1.69
    Net .................................         $    1.92        $    1.91        $    1.35         $    1.37
                                                  =========        =========        =========        ===========


*Pro  Forma  assumes  that  the  Abell-Howe,  LICO,  Univeyor  A/S,  and  Camlok acquisitions and Mechanical  Products  divestiture occurred as of April 1, 1997 for comparative purposes instead of actual acquisition dates of August 21, 1998, March 31,  1998,
January  7, 1998,  and  January  29,  1999  respectively,  and divestiture date of August 10, 1998.

** All amounts have been restated to reflect the GL International, Inc. pooling of interests.
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

                          COLUMBUS McKINNON CORPORATION
                          CONSOLIDATED BALANCE SHEET *
                                 (In Thousands)

                                                               MARCH 31,
                                                             1999    1998
                                                            ------  ------
ASSETS
Current assets:
         Cash and cash equivalents ...................... $  6,867 $ 22,861
         Trade accounts receivable ......................  136,988  124,637
         Unbilled revenues ..............................    9,821   19,634
         Inventories ....................................  115,979  115,126
         Net assets held for sale .......................    8,214   10,396
         Prepaid expenses ...............................    8,647   10,407
                                                          -------- --------
                  Total current assets ..................  286,516  303,061

Net property, plant, and equipment ......................   90,004   87,662
Goodwill and other intangibles, net .....................  357,727  368,946
Marketable securities ...................................   19,355   16,665
Deferred taxes on income ................................    6,886    7,534
Other assets ............................................    8,169    5,483
                                                          -------- --------
                  Total assets .......................... $768,657 $789,351
                                                          ======== ========


LIABILITIES AND SHAREHOLDERS' EQUITY Current liabilities:
         Notes payable to banks ......................... $  4,590 $  5,184
         Trade accounts payable .........................   54,651   58,639
         Excess billings ................................    5,058    4,653
         Accrued liabilities ............................   54,008   44,405
         Current portion of long-term debt ..............    1,926    2,180
                                                          -------- --------
                  Total current liabilities .............  120,233  115,061

Senior debt, less current portion .......................  222,165  256,929
Subordinated debt .......................................  199,521  199,468
Other non-current liabilities ...........................   38,064   46,947
                                                          -------- --------
                  Total liabilities .....................  579,983  618,405
                                                          -------- --------

Shareholders' equity:
         Common stock ...................................      176      176
         Additional paid-in capital .....................  102,283  100,395
         Retained earnings ..............................  100,455   76,744
         ESOP debt guarantee ............................   (9,865)  (3,203)
         Other ..........................................   (4,375)  (3,166)
                                                          -------- --------
                  Total shareholders' equity ............  188,674  170,946
                                                          -------- --------
                  Total liabilities and shareholders'
                      equity ............................ $768,657 $789,351
                                                          ======== ========

* All amounts have been restated to reflect the GL International, Inc. pooling of interests.

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


                                                    COLUMBUS McKINNON CORPORATION
                                                    BUSINESS SEGMENTS - ACTUAL *

                                                                     SOLUTIONS-   SOLUTIONS-   ELIMINATIONS/
                                                          PRODUCTS   INDUSTRIAL   AUTOMOTIVE      OTHER **   CONSOLIDATED

Quarter ended 3/31/99
     Net sales ......................................     $137,659     $16,039     $ 29,651     $ (4,872)     $ 178,477
     Income from operations
        before amortization..........................       25,164       1,664          451       (1,245)        26,034
Quarter ended 3/31/98
     Net sales ......................................      139,046      12,905           --         (375)       151,576
     Income from operations
        before amortization ..............................  23,605         339           --         (490)        23,454

Fiscal year ended 3/31/99
     Net sales ......................................      528,974      58,301      161,443      (13,273)       735,445
     Income from operations
        before amortization .........................       81,165       5,592       14,925       (1,121)       100,561
Fiscal year ended 3/31/98
     Net sales ......................................      524,949      39,845           --       (2,971)       561,823
     Income from operations
        before amortization .........................       76,188       3,992           --           35         80,215



* All amounts have been restated to reflect the GL International, Inc. pooling of interests.

**Includes intercompany eliminations and Mechanical Products divestiture in August, 1998.


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


                                                     COLUMBUS McKINNON CORPORATION
                                                     BUSINESS SEGMENTS - PRO FORMA **

                                                              SOLUTIONS-     SOLUTIONS-    ELIMINATIONS/
                                                PRODUCTS      INDUSTRIAL     AUTOMOTIVE       OTHER *      CONSOLIDATED
Quarter ended 3/31/99
     Net sales ..........................       $137,659       $16,039       $ 29,651       $ (4,872)       $ 178,477
     Income from operations
        before amortization .............         25,164         1,664            451         (1,245)          26,034
Quarter ended 3/31/98
     Net sales ..........................        140,925        12,905         47,924         (5,365)         196,389
     Income from operations
        before amortization .............         23,978           339          4,910         (1,351)          27,876

Fiscal year ended 3/31/99
     Net sales ..........................        533,254        58,301        161,443        (20,855)         732,143
     Income from operations
        before amortization .............         81,718         5,592         14,925         (2,124)         100,111
Fiscal year ended 3/31/98
     Net sales ..........................        534,432        56,510        165,873        (21,290)         735,525
     Income from operations
        before amortization .............         77,912         4,973         16,642         (2,528)          96,999



*Includes intercompany eliminations and Mechanical Products divestiture in August, 1998.

** Pro Forma  assumes  that the  Abell-Howe,  LICO,  Univeyor  A/S,  and  Camlok acquisitions and Mechanical  Products  divestiture occurred as of April 1, 1997 for comparative purposes instead of actual acquisition dates of August 21, 1998, March 31,  1998,
January  7, 1998,  and  January  29,  1999  respectively,  and divestiture  date of August 10, 1998.  All amounts have been restated
to reflect the GL International, Inc. pooling of interests.

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